Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Energy Infrastructure Fund
(the “Fund”)

Supplement dated May 15, 2020 to the Fund’s Prospectus

dated January 28, 2020, as supplemented and amended to date

Effective July 1, 2020, on page 31 of the Prospectus, under the heading “Shareholder Information—Description of Share Classes,” the response to the question “Convertible to Another Class?” under the column heading “Class C Shares,” is hereby deleted in its entirety and replaced with the following:

“Yes, automatic conversion into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares.”

Effective July 1, 2020, on page 35 of the Prospectus, under the heading “Shareholder Information,” the second paragraph under the subsection “Shareholder Account Information—(Class C Shares Only),” is hereby deleted in its entirety and replaced with the following:

“Class C Shares Conversion Feature. Class C Shares will convert automatically into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares. When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis. A shorter holding period may apply depending on your financial intermediary.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.